UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_________________________________

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 11, 2022

NUVVE HOLDING CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-40296	86-1617000
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2488 Historic Decatur Road, Ste 200	San Diego,	California	92106
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (619) 456-5161

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbols	Name of each exchange on which registered
Common Stock, Par Value $0.0001 Per Share	NVVE	The Nasdaq Stock Market LLC
Warrants to Purchase Common Stock	NVVEW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.        ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers’ Compensatory Arrangements of Certain Officers.

On January 11, 2022, the Board of Directors (the “Board”) of Nuvve Holding Corp. (the “Company”) increased the number of directors from seven directors to eight directors and, at the recommendation of the Nominating and Corporate Governance Committee, appointed Ms. Rashida La Lande to fill the newly created vacancy, effective immediately. Ms. La Lande will serve as a Class B director with a term that is set to expire at the 2023 Annual Meeting of Stockholders.

For her service on the Board, in accordance with the Company’s compensation program for non-employee directors, Ms. La Lande will receive an annual cash retainer of $40,000, an initial grant of Restricted Stock Units with a fair market value of $200,000 and an annual grant of Restricted Stock Units with a fair market value of $200,000 (with the first annual grant pro-rated for the partial year ending in June 2022). The Restricted Stock Units will be granted under the Nuvve Holding Corp. 2020 Equity Incentive Plan. In addition, the Company has entered into an Indemnification Agreement with Ms. La Lande, effective January 11, 2022, in the form previously filed as Exhibit 10.13 to the Company’s Current Report on Form 8-K filed with the SEC on March 25, 2021.

Ms. La Lande is not party to any transactions with the Company required to be disclosed under Item 404(a) of Regulation S-K.

A copy of the press release issued by the Company on January 14, 2022, regarding Ms. La Lande’s appointment as a director is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(d)Exhibits.

Exhibit No.	Description
99.1	Press Release Announcing Ms. Rashida La Lande Appointment to the Nuvve Board of Directors.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 14, 2022

NUVVE HOLDING CORP.

By:	/s/ Gregory Poilasne
Gregory Poilasne
Chairman and Chief Executive Officer
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